UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

CANCERVAX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2110 Rutherford Road, Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 494-4200

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

     This Current Report on Form 8-K is filed by CancerVax Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5. Other Events.

     On March 15, 2004, the Company announced that it has obtained an exclusive, worldwide sublicense from SemaCo, Inc., a privately held company, to develop novel technology using telomere homolog oligonucleotides for the potential treatment or control of cancer. A press release announcing the sublicense is attached to this report as Exhibit 99.1 and incorporated herein by reference. A copy of the sublicense agreement dated as of March 10, 2004 among the Company, SemaCo, Inc. and Barbara Gilchrest, M.D. is attached hereto as Exhibit 10.1. The description of the sublicense agreement contained in the press release and incorporated herein by reference is qualified in its entirety by reference to the full text of such exhibit.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1†	Sublicense Agreement dated March 10, 2004 by and among SemaCo, Inc., Barbara Gilchrest, M.D. and CancerVax Corporation

99.1	Press Release dated March 15, 2004

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2004	CANCERVAX CORPORATION

	By:	/s/ David F. Hale

David F. Hale
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1†	Sublicense Agreement dated March 10, 2004 by and among SemaCo, Inc., Barbara Gilchrest, M.D. and CancerVax Corporation

99.1	Press Release dated March 15, 2004

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.